UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2022

Riverview Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40716	86-1972481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Colonial Road, Suite 101
Memphis, TN 38117

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (901) 767-5576

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.001 per share	RVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	RVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 25, 2022, Riverview Acquisition Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, of the 31,250,000 shares of common stock of the Company (the “Company common stock”) outstanding and entitled to vote, 24,469,389 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1 - The Business Combination Proposal: The stockholders approved and adopted the Transaction Agreement, dated as of April 4, 2022, by and among the Company, Westrock Coffee Holdings, LLC, a Delaware limited liability company (“Westrock”), Origin Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Westrock (“Merger Sub I”) and Origin Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Westrock (“Merger Sub II”), pursuant to which, among other things, (a) Merger Sub I will merge with and into the Company (the “SPAC Merger”), with the Company surviving the SPAC Merger and (b) immediately following the consummation of the SPAC Merger, the Company will merge with and into Merger Sub II (the “LLC Merger,” and together with the SPAC Merger and the other transactions contemplated by the Transaction Agreement, the “Business Combination”), with Merger Sub II surviving the LLC Merger, by the votes set forth in the table below:

For	Against	Abstained
23,428,049	1,041,039	301

Proposal No. 2 - The Nasdaq Stock Issuance Proposal: The Company’s stockholders approved, for the purposes of complying with Nasdaq listing rules 563(a), (b) and (d), the issuance of more than 20% of the issued and outstanding shares of Company common stock in connection with the Business Combination, immediately prior to the SPAC Merger, by the votes set forth in the table below:

For	Against	Abstained
23,427,849	1,041,239	301

Proposal No. 3 - The Adjournment Proposal: Because the Company's stockholders approved the Business Combination Proposal and the Nasdaq Stock Issuance Proposal, a third proposal to adjourn the Special Meeting for the purpose of soliciting additional proxies was not submitted to the Company's stockholders for approval at the Special Meeting.

No other items were presented for stockholder approval at the Special Meeting.

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 25, 2022, the Company issued a press release announcing the approval of the proposals related to the Business Combination at the Special Meeting. The Company also announced that it had received elections to redeem approximately 73.53% of the outstanding shares of Class A common stock of the Company, which would leave approximately $66.3 million in the Company’s trust account. After the redemptions and prior to the payment of transaction expenses in connection with the Business Combination, the combined company expects to receive approximately $295.9 million in gross proceeds immediately prior to the closing of the Business Combination, which includes $202.4 million in expected gross proceeds (including via contribution of notes issued by a subsidiary of Westrock) from the issuance of equity financing in a Private Investment in Public Equity transaction.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number
99.1	Press Release, dated August 25, 2022

Forward-Looking Statements:
This current report includes forward-looking statements as defined under U.S. federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and statements regarding, but not limited to, our expectations, hopes, beliefs, intention or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following:

•	the occurrence of any event, change or other circumstances that could result in the failure to consummate the Business Combination;
•	the outcome of any legal proceedings that may be instituted against the Company and Westrock regarding the Business Combination;
•	the inability to satisfy conditions to closing in the definitive agreements with respect to the Business Combination;
•
changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination;

•	the ability to meet and maintain Nasdaq’s listing standards following the consummation of the Business Combination;
•	the risk that the Business Combination disrupts current plans and operations of Westrock as a result of the announcement and consummation of the Business Combination;
•	costs related to the Business Combination;
•
the projected financial information, anticipated growth rate, profitability and market opportunity of Westrock may not be an indication of the actual results of the Business Combination or Westrock’s future results;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;
•	changes in applicable laws or regulations;
•	the risk that Westrock’s shares of common stock will be illiquid;
•	the possibility that Westrock may be adversely affected by other economic, business, and/or competitive factors, including risks related to:

o	history of net losses;
o	volatility and increases in the cost of green coffee, tea and other ingredients and packaging, and Westrock’s inability to pass these costs on to customers;
o	Westrock’s inability to secure an adequate supply of key raw materials, including green coffee and tea, or disruption in Westrock’s supply chain;
o	deterioration in general macroeconomic conditions;
o	disruption in operations at any of Westrock’s production and distribution facilities;
o	climate change, which may increase commodity costs, damage Westrock’s facilities and disrupt Westrock’s production capabilities and supply chain;
o	failure to retain key personnel or recruit qualified personnel;
o	risks associated with operating a coffee trading business and a coffee-exporting business;
o	consolidation among Westrock’s distributors and customers or the loss of any key customer;
o	complex and evolving U.S. and international laws and regulations, and noncompliance subjecting Westrock to criminal or civil liability;
o	future acquisitions of businesses, which may divert Westrock’s management’s attention, prove difficult to effectively integrate and fail to achieve their projected benefits;
o	Westrock’s inability to effectively manage the growth and increased complexity of Westrock’s business;
o	Westrock’s inability to maintain or grow market share through continued differentiation of Westrock’s product and competitive pricing;
o	Westrock’s inability to secure the additional capital needed to operate and grow Westrock’s business;
o	future litigation or legal disputes, which could lead Westrock to incur significant liabilities and costs or harm Westrock’s reputation;
o	a material failure, inadequacy or interruption of Westrock’s information technology systems;
o	the unauthorized access, theft, use or destruction of personal, financial or other confidential information relating to Westrock’s customers, suppliers, employees or business;
o	Westrock’s future level of indebtedness, which may reduce funds available for other business purposes and reduce Westrock’s operational flexibility;
o
the credit agreement that Westrock will enter into in connection with the closing of the Business Combination will contain financial covenants that may restrict our ability to operate Westrock’s business;

o	Westrock’s inability to complete the construction of its new facility in Conway, Arkansas in time or incurring additional expenses in the process;
o	Westrock’s corporate structure and organization; and
o	Westrock’s being a public company;

•	the possible resurgence of COVID-19 and emergence of new variants of the virus on the foregoing, including Riverview’s and Westrock’s abilities to consummate the Business Combination; and
•
other risks, uncertainties and factors set forth in the prospectus filed by Westrock relating to the transactions contemplated by the Transaction Agreement filed with the Securities and Exchange Commission on August 5, 2022 (the “Prospectus”), including those set forth under “Risk Factors.”

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the Prospectus and in Riverview’s registration statement on Form S-1 filed in connection with its initial public offering, Riverview’s Annual Report on Form 10-K for the year ended December 31, 2021 and Riverview’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the Business Combination or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

No Offer or Solicitation

This current report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022
By:	/s/ Will Thompson
Name:	Will Thompson
Title:	Chief Financial Officer